UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE AT OF 1934


                Date of report (Date of earliest event reported):
                                January 16, 2006


                               EPICEPT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        000-51290                                         52-1841431
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(Commission File Number)                       (IRS Employer Identification No.)


270 Sylvan Avenue
Englewood Cliffs, New Jersey                                     07632
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (201) 894-8980
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 16, 2006, the registrant, EpiCept Corporation (the "Company") entered into a Severance and Release Agreement (the "Severance Agreement") with Mr. Earle Lockhart, the Registrant's Vice President, Clinical and Regulatory Affairs, in connection with Mr. Lockhart's resignation of employment with the Company on January 16, 2006 (the "Resignation Date"). The Severance Agreement will become effective on January 24, 2006 (the "Effective Date"). Once effective, the Severance Agreement will supersede Mr. Lockhart's employment agreement with the Company, dated May 12, 1999 (the "Employment Agreement"). Under the Severance Agreement, Mr. Lockhart will be entitled to receive four months compensation based on a pro rata portion of Mr. Lockhart's salary set forth in the Employment Agreement. Under the terms of the Company's 1995 Stock Option Plan and the Stock Option Agreement under which Mr. Lockhart was granted options to purchase the Company's common stock, par value $0.0001 per share, Mr. Lockhart will have 3 months after the Effective Date during which to exercise any options that have vested prior to the Effective Date.

         The foregoing summary of certain terms of the Severance Agreement is qualified in its entirety by the complete text of the Severance Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         As described in Item 1.01 above, effective January 24, 2006, Mr. Lockhart's Employment Agreement with the Company dated May 12, 1999 will be terminated and superseded by the Severance Agreement.


ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.

(c) Exhibits.

     10.1 Severance and Release Agreement, dated January 16, 2006 between EpiCept Corporation and Earle Lockhart.






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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EPICEPT CORPORATION

                                              By: /s/ Robert W. Cook
                                                  -----------------------------
                                              Name: Robert W. Cook
                                              Title: Chief Financial Officer


Date: January 20, 2006























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
                                  EXHIBIT INDEX

         No.      Description
         ---      -----------

         10.1 Severance and Release Agreement, dated January 16, 2006, between EpiCept Corporation and Earle Lockhart.

























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